UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
Washington, D.C. 20549	Expires: April 30, 2009
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007 (January 28, 2007)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado		80020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On January 29, 2007, Allos Therapeutics, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as representatives of the several underwriters named therein (collectively, the “Underwriters”).  Subject to the terms and conditions of the Purchase Agreement, the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, an aggregate of 9,000,000 shares (the “Shares”) of the Company’s authorized but previously unissued common stock, par value $0.001 (“Common Stock”) at a public offering price of $6.00 per Share.  The resulting aggregate net proceeds to the Company from this Common Stock offering after an underwriting discount totaling approximately $3.2 million, but before expenses, will be approximately $50.8 million.  The Underwriters’ obligations to purchase the Shares is subject to the satisfaction of certain customary closing conditions, including receipt of legal opinions and approval of legal matters by their respective counsels.  The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Act”), or to contribute to the payments the Underwriters may be required to make in respect of these liabilities.  Subject to certain exceptions, the Company and all of the Company’s directors and certain of its executive officers also agreed not to sell or transfer any Common Stock held by them for 90 days after January 29, 2007 without first obtaining the written consent of Merrill Lynch.  A copy of the Purchase Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The closing of the sale of 9,000,000 Shares is scheduled to occur on or about February 2, 2007.  The Shares have been registered pursuant to a registration statement on Form S-3 (Registration Statement No. 333-134965) filed with the Securities and Exchange Commission under the Act on June 13, 2006.

Baker Brothers Life Sciences, L.P. (“Baker”) and certain other funds affiliated with Baker are expected to purchase 3,300,000 Shares in the offering. As of December 31, 2006, Baker and its affiliates held 6,629,493 shares of the Company’s Common Stock, or approximately 11.7% of the Company’s outstanding Common Stock. Assuming that Baker and its affiliates purchase 3,300,000 Shares in this offering, they will hold in excess of 15% of the Company’s outstanding Common Stock following the closing of the offering.

In connection with the offering, Baker and certain other funds affiliated with Baker entered into a standstill agreement with the Company on January 28, 2007, a copy of which is attached hereto as Exhibit 10.1, agreeing not to pursue, for four years, certain activities the purpose or effect of which may be to change or influence control of the Company.  The standstill agreement is contingent upon the closing of the offering.

In May 2003, the Company entered into a Rights Agreement (the “Rights Agreement”) with Mellon Investor Services LLC, the Company’s transfer agent. In connection with the potential acquisition of shares by Baker and its affiliates in the offering, the Company entered into a contingent amendment to the Rights Agreement (the “Amendment”) to provide that Baker and its affiliates will be exempt from the Rights Agreement, unless Baker and its affiliates become, without the Company’s prior consent, the beneficial owner of more than 20% of the Company’s Common Stock.  As a result, the Rights Agreement will not apply to the acquisition by Baker and its affiliates of any Shares in the offering or otherwise until they become the beneficial holders of more than 20% of the Company’s Common Stock. The Amendment is contingent upon the closing of the offering.  A copy of the Amendment is attached hereto as Exhibit 4.1.

The foregoing is a summary of the terms of the Purchase Agreement, the standstill agreement and the Amendment. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, the standstill agreement and the Amendment, copies of which are attached hereto and incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

The press release announcing the pricing of the public offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements related to the sale by the Company of its securities. Words such as “believes”, “anticipates”, “plans”, “expects”, “intend”, “will”, “goal”, “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the Company’s ability to meet the closing conditions required for the consummation of the offering and other risks detailed in the Registration Statement covering the offering and in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2005 and periodic reports on Form 10-Q and Form 8-K. Do not place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and, except where required by law, the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1

Purchase Agreement, dated January 29, 2007, by and among Allos Therapeutics, Inc. and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the several underwriters party thereto.

4.1	Amendment to Rights Agreement, dated January 29, 2007, by and between Allos Therapeutics, Inc. and Mellon Investors Services LLC.

5.1	Opinion of Cooley Godward Kronish LLP.

10.1

Letter agreement, dated January 28, 2007, by and among Allos Therapeutics, Inc., Baker Bros. Investments, L.P., Baker Bros. Investments II, L.P., Baker/Tisch Investments, L.P., Baker Biotech Fund I, L.P., 14159, L.P. and Baker Brothers Life Sciences, L.P.

23.1	Consent of Cooley Godward Kronish LLP. Reference is made to Exhibit 5.1.

99.1	Press Release, dated January 30, 2007, entitled “Allos Therapeutics Announces Pricing of Underwritten Offering of 9,000,000 Shares of Common Stock.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 30, 2007

Allos Therapeutics, Inc.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1

Purchase Agreement, dated January 29, 2007, by and among Allos Therapeutics, Inc. and Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the several underwriters party thereto.

4.1	Amendment to Rights Agreement, dated January 29, 2007, by and between Allos Therapeutics, Inc. and Mellon Investors Services LLC.

5.1	Opinion of Cooley Godward Kronish LLP.

10.1

Letter agreement, dated January 28, 2007, by and among Allos Therapeutics, Inc., Baker Bros. Investments, L.P., Baker Bros. Investments II, L.P., Baker/Tisch Investments, L.P., Baker Biotech Fund I, L.P., 14159, L.P. and Baker Brothers Life Sciences, L.P.

23.1	Consent of Cooley Godward Kronish LLP. Reference is made to Exhibit 5.1.

99.1	Press Release, dated January 30, 2007, entitled “Allos Therapeutics Announces Pricing of Underwritten Offering of 9,000,000 Shares of Common Stock.”